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                                                                   EXHIBIT 10.31

 FORM OF CONSENT TO ASSIGNMENT, ASSUMPTION AND NOVATION OF EMPLOYMENT AGREEMENT

         This CONSENT TO ASSIGNMENT, ASSUMPTION AND NOVATION of EMPLOYMENT AGREEMENT (the "Agreement"), dated as of May ___, 2003, between CDRJ Investments
(Lux) SA, a Luxembourg societe anonyme ("Assignor"), Jafra Worldwide Holdings
(Lux) S.ar.l., a Luxembourg societe a responsabilite limitee ("Assignee"), Jafra Cosmetics International, Inc., a Delaware corporation ("Employer") and the Executive whose name appears on the signature page hereof (the "Executive").

         WHEREAS, Assignor is a party to the Employment Agreement dated as of the date set forth on the signature page hereof (the "Employment Agreement") with the Employer and the Executive pursuant to which the Executive is employed by the Employer, an indirect wholly owned subsidiary of Assignor;

         WHEREAS, as part of a restructuring of Assignor and its subsidiaries, Assignee will assume certain assets and obligations of Assignor, Assignor will liquidate and make a liquidating distribution to its shareholders, the Employer will pay a special cash bonus to its employees who hold stock options (including Executive), and Assignee will become the direct parent corporation of the Employer (the "Transactions");

         WHEREAS, in connection with the Transactions, Assignor desires to assign and Assignee desires to assume, all the Assignor's rights, title, interest and obligations under the Employment Agreement (the "Assignment"); and

         WHEREAS, Executive wishes to consent to the assignment of the Employment Agreement by Assignor to Assignee, and to release Assignor from its obligations under the Employment Agreement.

         NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, each of the parties hereto hereby covenants and agrees as follows:

         1. Each of the Executive and the Employer hereby consent to the Assignment.

         2. Effective on the date hereof, Executive for himself or herself and on behalf of his or her heirs, executors, administrators, successors and assigns hereby releases and discharges Assignor from and against any and all claims, obligations, liabilities and commitments whatsoever, known or unknown, with respect to, arising out of or in connection with the Employment Agreement.

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         3.       Effective on the date hereof, the Employment Agreement shall be amended such that all references to "CDRJ Investments (Lux) S.A." shall be changed to "Jafra Worldwide Holdings (Lux) S.ar.l."

         4. In accordance with applicable law, Assignor hereby assigns and transfers, on the date hereof, Assignee hereby accepts from Assignor, all of the right, title and interest, known and unknown, of Assignor in and to the Employment Agreement. Assignee hereby assumes and agrees to pay, honor and discharge, when due and otherwise in accordance with the terms and conditions of the Employment Agreement, as of the date hereof all liabilities, obligations and commitments of Assignor with respect to, arising, out of or in connection with the Employment Agreement existing as of the date hereof, whether known or unknown, contingent or matured or otherwise unsatisfied as of the date hereof.

         5. Except as specifically amended above, the Employment Agreement shall remain in full force and effect, as amended by this Agreement.

         6. This Agreement shall be of no force and effect if the Transactions are not consummated.

         7. This agreement shall be governed by and construed in accordance with the law of the State of New York, regardless of the law that might be applied under principles of conflict of laws. Notwithstanding the foregoing, the choice of law provision contained in this Section 7 shall not be deemed to amend any choice of law provision contained in the Employment Agreement.

         8. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original and together which shall constitute one and the same instrument.

                            -Signature page follows-

                                       2

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                           CDRJ INVESTMENTS (Lux) SA.

                                           By:__________________________________
                                              Name:
                                              Title:

                                           JAFRA WORLDWIDE HOLDINGS (Lux) S.ar.l

                                           By:__________________________________
                                              Name:
                                              Title:

                                           JAFRA COSMETICS INTERNATIONAL, Inc.

                                           By:__________________________________
                                              Name:
                                              Title:

                                           EXECUTIVE

                                           <<Name>>


                                           _______________________________
                                           Name:
                                           Title: Attorney-in Fact
                                           Date of Employment Agreement:
                                           <<Employment_Agreement_Date>>